UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Tekne Investment Agreement

On May 26, 2026, Nuburu, Inc. (the “Company”) and its subsidiary, Nuburu Defense, LLC (“Nuburu Defense”), entered into an Investment Agreement (the “Agreement”) with Tekne S.p.A. (“Tekne”) and Ambrogio D’Arrezzo, Carlo Ulacco, and Andrea Lodi, the shareholders of Tekne (collectively, the “Shareholders”) pursuant to which the Company agreed to contribute additional financial resources to Tekne and purchase shares of Tekne from the Shareholders in exchange for obtaining a 70% equity interest in Tekne.

Pursuant to a Share Transfer and Shareholder Convertible Loan Agreement (the “Tekne Purchase Agreement”), effective as of January 13, 2026, between the Company and the Shareholders, the Company obtained a 2.9% interest in Tekne from Mr. D’Arrezzo and the Company issued to Tekne €13,000,000 of financial support (the “Tekne Convertible Receivable”). Under the Tekne Purchase Agreement, Mr. D’Arrezzo agreed to sell a 2.9% interest in Tekne to the Company or its subsidiary, in exchange for the issuance of a subordinated convertible note by the Company to Mr. D’Arrezzo. Pursuant to a letter dated March 19, 2026, among the Company, Nuburu Defense and the Shareholders, the Company contributed an additional €3,692,000 to Tekne, which increased the amount of the Tekne Convertible Receivable from €13,000,000 to €16,692,000.

Under the Agreement, the Company agreed to contribute (i) an additional €1,000,000 to Tekne by May 28, 2026, which increased the amount of the Tekne Convertible Receivable to €17,692,000, and (ii) up to $12,000,000 in additional funding from time to time as agreed to by the parties, which will increase the amount of the Tekne Convertible Receivable. Subject to receiving approval from the Italian government under the Golden Power Regulations, a declaration that the proposed transaction does not fall within the scope of the Golden Power Regulations, or the expiration of the applicable statutory time limit without action by the Italian government (any of which constitutes a “GP Authorization”) by September 30, 2026 (the “Approval Deadline”), Nuburu Defense (or a different subsidiary designated by the Company) will receive a 57.1% interest in Tekne in exchange for payment of a subscription price of €29,692,000 (which consists of the amounts contributed under the Tekne Convertible Receivable to date and a cash payment of up to €12,000,000 for the remainder) (the “Subscription Price”). The closing of the transaction is scheduled to occur within 30 calendar days of the receipt of the GP Authorization (the “Closing Date”).

Following its payment of the Subscription Price, on the Closing Date, Nuburu Defense will purchase 10% of Tekne’s share capital held by the Shareholders on a pro rata basis per Shareholder (the “Stock Purchase”) for total consideration of (i) €5,200,000 in cash paid on the Closing Date and (ii) an earn-out amount consisting of 5% of the annual revenues generated by Tekne from 2027 up to and including 2036, up to a maximum total amount of €29,692,000 (the “Earn-Out”). Following the Stock Purchase, Nuburu Defense will own a 70% interest in Tekne.

The Earn-Out owed to each Shareholder on a pro rata basis will be determined based on the financial statements of Tekne prepared by the Company under U.S. generally accepted accounting principles. The Earn-Out per year is payable annually by June 30 of the following year in cash or in shares of the Company’s common stock (the “Common Stock”), at the option of the Company. If the Earn-Out is to be paid in shares of Common Stock, the number of shares will be determined based on the volume weighted average price of the Common Stock on the last 20 trading days prior to the date of filing of the Company’s Annual Report on Form 10-K with the Securities and Exchange Commission. If Nuburu Defense transfers a controlling stake in Tekne, subject to certain exceptions, Nuburu Defense will be required to, at its option, pay the outstanding balance in respect of the maximum amount of €29,692,000 to the Shareholders or provide that the transferee of such controlling interest in Tekne will assume the payment obligation.

Under the Agreement, if the Italian government provides an authorization under the Golden Power Regulations that contains requirements or recommendations imposed on Tekne or the other parties to the transaction, the GP Authorization will be deemed to be fulfilled unless a party (other than Tekne) provides written evidence to the other parties within 5 business days that proceeding with the transaction will have a significantly detrimental effect on Tekne’s prospective valuation or that the requirements entail an additional financial commitment for the parties that is considered excessive in relation to the provisions of the Agreement (a “Justified Reason”). If the Shareholders or Nuburu Defense provide notice of a Justified Reason, the parties must follow a procedure to resolve such issue through negotiations as provided in the Agreement. If no agreement is reached within the specified time period, the condition precedent of obtaining GP Authorization will be deemed to not be fulfilled.

If the GP Authorization is not received by the Approval Deadline, the Agreement will be deemed automatically terminated and Tekne will be required to repay the Tekne Convertible Receivable within 30 business days of receiving the request from Nuburu Defense; provided that, in certain circumstances, the Tekne Convertible Receivable will be permitted to be repaid in 60 equal monthly installments of principal.

Under the Agreement, from the signing of the Agreement until the Closing Date (the “Interim Period”), Tekne may not undertake actions outside of ordinary business operations without receiving the prior written consent of Nuburu Defense. During the Interim Period, the parties agree to prepare and file any required documents necessary to obtain the GP Authorization and to prepare Tekne’s business plan for the period of 2026-2030. As soon as possible following the receipt of GP Authorization prior to the Closing Date, Tekne will adopt new Articles of Association, reflecting Tekne’s new ownership structure, appoint a new board of directors and appoint a new board of statutory auditors. Mr. D’Arrezzo has agreed to work with Nuburu Defense for 6 months following the Closing Date to assist with the transition of Tekne to new management. If Tekne’s equity is determined to be negative prior to the Closing Date, the Shareholders agree to restore the net equity and replenish the share capital to a value equal to at least the statutory minimum.

Under the Agreement, the Shareholders agree to not compete with Tekne for as long as they hold shares in Tekne. The Agreement contains customary representations and warranties of the parties.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the proposed Tekne transaction, including GP Authorization, anticipated ownership of Tekne, Earn-Out terms, Tekne’s business plan, Tekne’s certified restructuring plan, and the expected timing of closing; (2) the success of the Company’s transformation plan; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of acquisitions; (6) the ability to meet NYSE American listing standards; (7) changes in applicable laws or regulations; (8) adverse economic, business, or competitive factors; (9) volatility in the financial system and markets caused by geopolitical and economic factors; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	June 1, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer